TECHNICAL REPORT ON THE

MAHTIN PROPERTY

RED MOUNTAIN AREA, YUKON

Dawson Mining District, Yukon

Location: 1. 120 km SE of Dawson City, Yukon

2. NTS Map Area 115 P/15

3. Latitude: 63o 55'N

Longitude: 136o 49'W

Claims: MAHTIN 1-15 YA23544-YA23558

MAHTIN 16-34 YA28827-YA28845

MAHTIN 37-120 YA30423-YA30506

For: International Gold Resources Inc.

15321 Main St. NE. 152

Duvall, WA

98019

BY:

R. Allan Doherty, B.Sc., P.Geo. & Chris H. Ash, M.Sc., P.Geo.

Aurum Geological Consultants Inc. CASH Geological Consulting

106A Granite Road 405 - 1350 Stanley Avenue

Whitehorse, Yukon Victoria, British Columbia

Y1A 2V9 V8S 3S7

May 08, 2006

TABLE OF CONTENTS

Page

TABLE OF CONTENTS *

1. SUMMARY *

2. INTRODUCTION AND TERMS OF REFERENCE *

3. DISCLAIMER *

4. PROPERTY DESCRIPTION AND LOCATION *

5. ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY *

6. HISTORY *

7. GEOLOGICAL SETTING *

7.1 Regional Geology *

7.2 Property Geology *

8. DEPOSIT TYPES *

9. MINERALIZATION *

10. EXPLORATION *

10.1 GPS Grids *

10.2 Magnetometer Surveys *

10.3 IP Surveys *

10.4 Soil Geochemistry *

10.5 Rock Sampling and Geochemistry *

11. SAMPLING METHOD and APPROACH *

12. SAMPLE PREPARATION, ANALYSES AND SECURITY *

12.1 Preparation and Analytical Techniques *

12.2 Quality Control *

13. DATA VERIFICFATION *

14. ADJACENT PROPERTIES *

15. MINERAL PROCESSING AND METALLURGICAL TESTING *

16. MINERAL RESOURCE AND RESERVE ESTIMATE *

17. OTHER RELEVANT DATA AND INFORMATION *

18. INTERPRETATION AND CONCLUSIONS *

19. RECOMMENDATIONS *

19.1 Proposed 2006 Exploration Budget *

20. REFERENCES *

21. CERTIFICATE OF QUALIFICATIONS (RAD) *

22. CERTIFICATE OF QUALIFICATIONS (CHA) *

APPENDIX A *

LIST of FIGURES

Figure 1: Location map 4

Figure 2: Quartz claims location map 5

Figure 3: Regional Geology 9

Figure 4: Property Geology 11

Figure 5: Magnetometer Survey 15

Figure 6: IP Pseudo Sections Chargeability 17

Figure 7: IP Pseudo Sections Resistivity 18

Figure 8: Gold in soils 19

Figure 9: Arsenic in Soils 20

Figure 10: Bismuth in Soils 21

Figure 11: Gold in soils and Magnetic Survey 22

LIST of TABLES

Table 1. Mahtin Claim Data 5

Table 2. Mahtin 2004 Rock Grab Sample Assay Data Appendix A

Table 3. Mahtin Soil Sample Analytical Data Appendix A

1. SUMMARY

The Mahtin Property is an exploration target for Tombstone Suite plutonic-related gold mineralization. Mahtin is in the McQuesten mineral belt between Dawson City and Mayo. It is an under explored mineral occurrence amongst many that have seen extensive exploration. It is also the only Tombstone Suite stock intruding calcareous Rabbitkettle Formation.

Brewery Creek is on the western end and Dublin Gulch and Keno Hill at the eastern end of the McQuesten mineral belt. The entire Tombstone gold belt extends for some 2000 kilometres across Yukon and Alaska. It hosts deposits located at Donlin Creek (23 M oz Au), Fort Knox (5.4 M oz Au), in Alaska. In the Yukon, Brewery Creek (0.85 M oz Au), and Dublin Gulch (4.1 M oz Au) both located in the same belt as the Mahtin property.

The Mahtin property was held by a prospector from 1988 through to 2002 and very little work was performed on the property. Since 2003, additional soil and rock sampling geochemical analyses and a magnetometer and IP survey were carried out. This work confirmed the previous data from the early 1980's and significantly enhanced the property.

Coincident gold, arsenic, antimony and bismuth soil geochemical anomalies are located along the contact between the Sprague Creek quartz monzonite and Rabbitkettle Formation calcareous siltstones which has a well developed calc-silicate skarn developed over a 4 km by 2 km zone. This area also shows a strong magnetic high over the area of calc-silicate skarn and has returned three samples that assayed 4-6 gm/t gold.

An airborne VTEM survey followed by a 1000 m core drilling program is warranted and recommended for the Mahtin property at an estimated cost of $400,000.

2. INTRODUCTION AND TERMS OF REFERENCE

This report was prepared at the request of International Gold Resources Inc. Its purpose is to assess the property's economic potential and to satisfy the standards of disclosure for mineral projects under National Instrument 43-101 through a description of exploration work carried out on the Mahtin Property in 2003 and 2004.

R. A. Doherty, P. Geo., visited the property in 2003 while soil sampling and geophysical surveys were being completed. Chris Ash P. Geo. visited the property in late 2004 while a soil sampling and trenching program was being completed.

Exploration work carried out in 2003 and 2004 on the Mahtin Property consisted of grid soil sampling, rock sampling, Magnetometer and IP Surveys over the known geochemical anomalies and prospective geology. Ryanwood Exploration Inc completed both exploration programs.

A crew from Ryanwood Explorations Inc. carried out the work, between September 1-12, 2003 and August 2004. Al Doherty of Aurum Geological Consultants Inc. supervised the exploration work during the 2003 program and visited the property on September 10, 2003. Chris Ash, P. Geo., of CASH Geological Consulting conducted a property visit in 2004. Both authors' of this report are Qualified Person for the purposes of NI 43-101.

3. DISCLAIMER

Although silt and soil analytical data, derived from pre NI43-101 assessment reports by Paul 1981, Paul and Rota 1981, Hulstein 1989, and Bassnett 1989, have been compiled on figures in this report. It is our opinion that the data is accurate. All work reported on was conducted and reported to the standards at that time. In reviewing, referencing and reporting on property data, neither of the author's has, to his knowledge, relied on the opinion or statement of other experts who are not qualified persons.

The authors have made no attempt to verify the legal status and ownership of the property claims, nor are they qualified to do so. The information regarding property title and ownership was obtained from the Yukon Government claim titles web site. The author saw no evidence to suggest that it is not correct.

4. PROPERTY DESCRIPTION AND LOCATION

The Mahtin claims are located 135 km east of Dawson City, Yukon (Figure 1). The claims are all contiguous covering an area of 2470 ha, centred at approximately 63o 55' N latitude and 136o 49' W longitude within NTS map area 115 P/15.

The property consists of 118 Mahtin Claims 100% owned by Shawn Ryan of Dawson City, Yukon, and currently under an Option Agreement to International Gold Resources Inc. The unsurveyed two-post quartz claims (Figure 2), were staked in accordance with the Yukon Quartz Mining Act. All the claims are in the Dawson Mining District; current claim status is shown on Yukon Quartz Sheet 115 P-15. At the date of this report, Mining records show all claims registered to Shawn Ryan. Expiry dates for the claims are in 2007, 2008 or 2012, as indicated on Table I.

In accordance with the Yukon Quartz Mining Act, yearly extensions to the expiry dates of quartz claims are dependent upon conducting $100 of work per claim or paying the equivalent cash in lieu of work. Work must be filed in the year the work was completed. Excess work can be used to extend expiry dates up to maximum of four years. Assessment costs can be applied to adjoining claims through filing grouping certificates. Filing a statement of work and costs and submission of an assessment report to the Dawson Mining Recorder verifying completion of the work, are also required no later than six months after the anniversary date of the claim. YESAA is the Yukon Environment and Socio-economic Assessment Act which came into force on November 20, 2005. Under the act, the Yukon Environmental and Socio-economic Assessment Board (YESAB) was set up to assess the environmental and socio-economic impacts of any projects which exceed well defined thresholds under the act. In the case of exploration drilling projects, a trigger would be having a camp with more than 10 persons or a camp occupied for greater than 250 man days.

The claim data as of May 2006 are as follows:

TABLE 1. INTERNATIONAL GOLD RESOURCES INC. - MATHIN OPTIONED CLAIMS

Above information obtained from the Yukon Government, Department of Energy Mines and Resources web site March 19, 2006.

The claims are located within the Traditional Territory of the Nacho Nyak Dun First Nation, which has a land claim settlement Agreement under the Yukon Umbrella Final Agreement.

115P/15
64° 00'
410000
420000
7090000
7080000
137° 00'
136° 30'
63° 45'
Sprague Creek
Sprague Creek
Creek
Big
Bolivia Creek
Granite Creek
Mahtin Property
Location of Figures 2 & 4
Sunshine Creek
Boulder Creek
McQuesten River
Kilometres
0 1 2
117
116
106
115
105
Alaska
N.W.T.
British Columbia
Kilometres
0 500
N
115P/15
Dawson City
Mayo
Carmacks
Whitehorse
International Gold Resources Inc.
Mahtin Property Location
Dawson District, Yukon
NTS 115P/15
April 20, 2006
Figure 1
By: Chris H. Ash, MSc, PGeo

Figure 1 Location Map

1 km

International Gold Resources

Mahtin Property Claim Map

NTS: 115P/15	By: Chris Ash, MSc, P Geo	Aprilt. 2006	Figure 2

Figure 2. Quartz Claims map

5. ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY

Access to the property is by helicopter, based in Mayo 55 kilometres to the southeast. Alternatively, helicopters are available in Dawson City. The Clear Creek Road, which connects to the Klondike highway (#2), provides four-wheel drive road access to the area. The road is 4 kilometres north of the Mahtin claim block. The Clear Creek Road is not maintained and is usable only during the summer months.

The Mahtin Claims are situated in the partly unglaciated Stewart Plateau. Although Pleistocene glaciation scoured the major drainages in the area such as Sprague Creek, most of the property, higher elevations in particular, escaped the effects of glaciation. Topography is moderate to rugged and is characterized by rounded hills, ridges and a dendritic drainage system. The claims cover the north end of the East Ridge, on the boundary of the Dawson and Mayo Mining Districts. Elevations on the property range from 1200 m (4000') at Horseshoe Creek to 1680 m (5500') at the highest point on the East Ridge. Outcrop exposure is fair (approximately 20%) with almost no exposures on lower ridge slopes and forested areas. Most of the property is covered by felsenmeer and talus fines.

An interior continental climate with precipitation of about 31 cm annually, warm summers and cold winters typifies the area. Permafrost is common, especially on the steeper north and east facing slopes and lower forested areas. Most of the property is above treeline. Below 1200 m (4000') elevation ground cover consists of alpine fur, sparse spruce forest, alder, dwarf willow and birch. The area above treeline is mostly lichen-covered rock with sparse moss and alpine plant cover.

The Town of Mayo (Population 418) is the closest centre for obtaining groceries, fuel, accommodation and some limited rental and contracted exploration services. Trans North Helicopters maintains a summer helicopter base at Mayo airport and there is normally a single engine Otter on floats working out of Mayo. Mayo is also the location of the Mayo District Mining Recorders office, and Mining Land Use Inspections and Land Use and the YESAB District office. The property is within the Nacho Nyak Dun First Nation traditional territory. There is a 4 Kilowatt Power station just north of Mayo and a transmission line runs between Mayo and Dawson.

The exploration season in this part of the Yukon normally extends from late May to late September but cool rainy conditions and snowstorms are not uncommon in late September. The months of June through September are normally free of snow cover.

6. HISTORY

The Red Mountain area situated approximately 7 kilometers northeast of the Mahtin property was first prospected in the mid 1920's when Treadwell Yukon Corporation drove a short adit on the south side of Red Mountain drifting on a quartz-gold-arsenopyrite-stibnite vein with a large red alteration and oxidation halo, hence the name Red Mountain. The Mahtin Property may have been prospected at this time but there are no records to confirm this. The first recorded claims were staked 3.5 km east of the main Mahtin showings in 1948. The first assessment reports were filed in 1981 by CCH Minerals Ltd., Paul (1981).

CCH Minerals Ltd completed a large soil geochemistry grid over the intrusion looking for Tin and Tungsten mineralization. A total of 1346 soil samples were collected and analyzed for Sn, W, Cu, Ag, and As. A broad >500 ppm Arsenic anomaly was outlined over the intrusion. The geochemical anomaly (Figure 4) is some 700 m long by approximately 150-200 m wide, Paul (1981), Paul and Rota (1981).

CCH held the claims for a few years and they were re-staked by M.J. Moreau Enterprise Ltd., in 1988. The claims were maintained in good standing for over 15 years until December of 2003 when he allowed the claims to lapse. During this tenure, there were only two small exploration programs on the property. Which included some limited soil and rock sampling (179 samples), Hulstien (1989).

The property was examined over a two day period by H. Marsden and B. Sauer in 2001. They collected three samples along the contact between the Rabbitkettle Formation and the intrusive contact. The samples were of green actinolite and brown-red garnet skarn hosting 1-3% disseminated chalcopyrite and minor arsenopyrite. These samples assayed 4-6 gm/t Au. The work was completed on behalf of Goldfields, Marsden (2001).

Ryanwood Explorations Inc. completed GPS gridding (90 line km), Soil sampling (471 samples), IP surveys (8 Line Km) and some limited trenching, mapping and rock sampling in 2003 and 2004.

The property was optioned to International Gold Resources Inc., in October of 2004. Under the terms of the agreement, International Gold Resources Inc. agreed to pay cash payments totaling $420,000 and issue 400,000 shares and complete $1,600,000 in exploration expenditures on the Mahtin property prior to August 15, 2007.

7. GEOLOGICAL SETTING

7.1 Regional Geology

The Mahtin Claims (Figure 3) are situated within the Selwyn Basin, part of the Ominica Belt. The geology of the McQuesten map area was initially mapped by H.S. Bostock (1964), at a scale of 1:253,440. More recently the area has been mapped at 1:50,000 scale by the Yukon Geological Survey formerly the Yukon/Canada Geoscience Office (Murphy et al. 1993; Murphy and Heon, 1994).

Two suites of granitoid intrusives, ranging from Paleozoic to Cenozoic age, related to underplating and or subduction, are found on both sides of the Tintina fault Granitoid emplacement peaked during the Early - Middle Cretaceous (Tempelman-Kluit, 1981). The Western Suite granitoid intrusives found west and southwest of the Selwyn Basin are predominantly granodiorite in composition and are associated with porphyry copper - molybdenum and copper skarn deposits.

The Eastern or Selwyn Plutonic Suite of granitoid intrusives are distributed along a northwest trending arcuate belt within the Selwyn Basin. The granitoids are mainly granitic in composition and are associated with tin, tungsten, and molybdenum and gold mineralization. The Dublin Gulch gold deposit some 30 kilometers to the east as well as significant mineralized systems at Red Mountain to the north and Clear Creek to the west are all associated with Tombstone Suite intrusions. Recent age dating by J. Mortensen at the University of British Columbia, dates the Sprague Creek Stock at 91.0 +/- 0.2 Ma; Red Mountain Stock at 92.3 +/- 0.8 Ma. These intrusions are considered excellent targets for Tombstone Suite intrusion related gold deposits. Ages and mineralogy are correlative with other Tombstone Suite plutons in the area. Regional airborne magnetic data obtained from the Geological Survey of Canada from 800 m spaced flight lines show an unusually large magnetic response underlying the Red Mountain intrusion. At Mahtin, the regional magnetic relief is more subdued than at Red Mountain.

The Mahtin property is situated on the southern flank of the Lost Horses Syncline, a syncline of folded Gull Lake Formation, Rabbitkettle Formation, Duo Lake and Steele Formations and Earn Group Sediments, intruded by the 91 +/-0.2 Ma Cretaceous Sprague Creek Stock, Murphy, (1997).

7.2 Property Geology

The Mahtin Property is underlain by Late Proterozoic to Early Mississippian marine clastic sediments that have been intruded by the Late Cretaceous Sprague Creek Stock and a related suite of marginal dikes (Figure 4). Sedimentary rocks proximal to the stock are thermally metamorphosed and locally hydrothermally altered with skarn and calcsilicate mineralization developed where proximal to calcareous sediments.

Late Paleozoic to Early Cambrian Yusezyu Formation, Hyland Group sediments underlies the southeastern portion of the property. These are dominated by foliated tan to grey metasandstone and muscovite chlorite phyllite, with lesser pebbly metasandstone and pebble metaconglomerate.

These older rocks are separated from a younger more compositionally varied succession of Cambrian to Mississippian sediments that underlie the north and western property area. These younger rocks form part of a regional anticlinal feature in which sedimentary units become progressively younger towards the core of the structure (Figure 4). In plan view that would be from east to west across the top of the map area shown.

The most significant of these units from a mineral potential standpoint and a function of their calcareous nature and ability to produce skarn assemblages is the Rabbitkettle Formation which is also the dominate rock type underlying the property area (Figure 4). This unit comprises a laterally continuous finely laminated light to dark grey sequence of siltstone, argillaceous, calcareous and siliceous siltstones, limestone and chert.

Skarn and calcsilicate alteration with associated sulphide mineralization are variably developed where in contact with the Sprague Creek Stock and to a lesser extent where proximal to dikes. The Sprague Creek stock is a medium- to coarse-grained, granitic textured quartz monzonite intrusion underlying the east central portion of the property area (Figure 4). Paul (1981) estimates mineral composition consisting of roughly 20% quartz, 35% K-feldspar, 35% plagioclase and 10% mafic minerals, mainly biotite with occasional minor hornblende or pryroxene. The related dike swarm is mainly east-west trending and most prevalent to the north of the stock intruding Rabbitkettle formation sediments. These dikes are typical k-feldspar porphyritic and show a wide range of textural and compositional variability ranging from monzonite (quartz monzonite?) to syenite (quartz syenite?).

Tombstone Plutonic Suite (92 Ma)
dominantly alkalic
dominantly sub-alkalic
McQuesten Plutonic suite (64 Ma)
Dominantly peraluminous
DAWSON
THRUST
TOMBSTONE
THRUST
ROBERT
SERVICE
THRUST
TINTINA
FAULT
Marn
Horn
Brewery Creek mine
Dawson City
Red Mtn/Ice Mahtin
Dublin Gulch
Elsa
Keno Hill
McQuesten/ Aurex
Clear Creek area
Scheelite Dome
Mayo
Stewart Crossing
undifferentiated Paleozoic and Proterozoic strata
chiefly Road River Group and Rabbitkettle Formation
chiefly Earn Gp. and Keno Hill quartzite, some Triassic and Jurassic
Gull Lake and Earn Group
Proterozic-lower Cambrian Hyland Group
Significant occurrences
0
50
km
YUKON GEOLOGICAL SURVEY

Modified after Tintina Gold Belt figure on website by Yukon Geological Survey

International Gold Resources Inc.

Mahtin Property
Regional Geology

Aurum Geological Consultants Inc.

Scale as shown		Date: May 2006
N.T.S.: 115P/15	Drawn: JvR	Figure: 3

Figure 3 Regional Geology

DAWSON
MAYO
MINING
MINING
DISTRICT
DISTRICT
Mahtin Property Boundary
Bolivia
Creek
Horseshoe
Creek
2004 Grid
2003 Grid
CAS04-M06
Camp
Baseline
CAS04-M16
CAS04-M15
CAS04-M14
Sprague
Creek
Stock
Big
Creek
Mahtin Property Boundary
Granite
Creek
Kilometre
0
1
7090000
7089000
7088000
7087000
7086000
408000
409000
410000
412000

LAYERED ROCKS

LATE DEVONIAN - EARLY MISSISSIPPIAN

Earn Group

Grey to black shale, phyllite, siltstone, sandstone and chert pebble conglomerate

ORDOVICIAN - SILURIAN

Duo Lake Formation

Grey to black shale and thin bedded chert

LATE CAMBRIAN - ORDOVICIAN

Rabbit Kettle Formation

Calcareous phyllite, thin to medium bedded marble/dolomitic marble, calcsilicate alteration near intrusion

CAMBRIAN

Gull Lake Formation

Tan-to brown-weathering, thinly bedded calcareous siltstone, sandstone, shale and limestone

Finely laminated siltstone, argillaceous siltstone, limestone and chert

LATE PROTEROZOIC - EARLY CAMBRIAN

HYLAND GROUP

Yusezyu Formation

Buff, brown and rusty weathering quartzite and quartz mica schist

INTRUSIVE ROCKS

CRETACEOUS (91.0 ± 0.2 Ma)

Hypabyssal dykes of porphyritic monzonite and syenite

Biotite +/- hornblende quartz monzonite

ALTERATION

CRETACEOUS

Zone of > 500 ppm As in soils (from Paul & Rota, 1981)

SYMBOLS

Contact (defined, approximate, inferred)..................

Fault (defined, approximate, inferred)......................

Contact (defined, approximate, inferred)..................

Yukon Mining District Boundary ....

Rock Assay Sample Location CAS04-M16

CARTOGRAPHIC INFORMATION

North American Datum 1983, UTM Zone 7; Transverse Mercator Projection.
Contour interval in feet.

International Gold Resources Inc.

Mahtin Property Geology
Dawson District, Yukon

NTS 115P/15	April 20, 2006	Figure 4
By: Chris H. Ash, MSc, PGeo

Figure 4 Property Geology

8. DEPOSIT TYPES

The McQuesten mineral belt is 30 to 50 kilometres wide trend that and extends from Brewery Creek , in the west, to the Mayo area, in the East (Emond, 1986). It forms a small part of the larger (2000 km) Tintina Gold Belt, which comprises a major transverse zone of ENE trending folds, Cretaceous felsic intrusions, and related, structurally controlled mineralization. The continuity of the McQuesten anticline throughout most of the McQuesten mineral belt, similarities in rock type, structure, and mineralization have led to the conclusion that the area is one metallogenic district. Intrusion of felsic stocks parallel to the regional fold axes indicates spatially and probably temporally related structurally controlled mineralization (Emond, 1986). Mineralization consists of; tin-tungsten and gold skarns, silver-lead-zinc veins, silver-lead-antimony veins, and intrusive hosted gold. The McQuesten mineral belt has historically and currently active placer camps. Gold mineralization associated with felsic stocks has been found nearby at Clear Creek, Dublin Gulch, Scheelite Dome, and at the McQuesten and Aurex properties just west of United Keno Hill Mines. The silver deposits in the Keno district are believed to be part of this gold rich mineralised belt The area has seen considerable exploration activity for intrusive related gold mineralization since 1988.

In the late 1990's the terms Tombstone Suite and Tintina Gold Belt became commonly used to describe that area extending for over 2000 km across central Alaska and the Yukon and containing 91 +/- 1 MA felsic intrusions that often host low grade bulk tonnage and high grade gold deposits both within the intrusions and surrounding country rock (See Goldfarb et. al., 2000). Gold deposits of the province have certain similar characteristics, such as spatial and temporal association with mid-Cretaceous magmatism, Bi-W-Te signature in granitoid stock-hosted mineralization, As-Sb signature in sedimentary-rock-hosted and dike-hosted mineralization (Goldfarb and others, 2000).

Mineralization can be found in a number of distinct settings. As sheeted quartz-arsenopyrite-pyrite-pyrrhotite veins from mm to centimeter scale commonly within the intrusion. The veins commonly have less than 3% sulphides. Narrow serecite alteration selvedges and halos are commonly associated with the veins. Epizonal mineralization is typically less focused and may be disseminated, or occur as replacements. Calcareous horizons in the Yusezyu Formation or Rabbitkettle formation are considered as suitable host rocks. Mineralization also occurs in shear faults both within and adjacent to the intrusions.

The Tintina Gold Province contains over half of the current gold resources of Alaska and Yukon. Significant gold resources were outlined at Fort Knox (5.4 Moz), Donlin Creek (23 Moz), True North (0.79 Moz), Brewery Creek (0.85 Moz), Dublin Gulch (4.1 Moz) (Hart and others, 2002).

9. MINERALIZATION

Known mineralization on the Mahtin property is spatially and temporally related to the Sprague Creek stock. Two distinct styles of mineralization are present. Mineralized quartz-calcite veins are contained within the quartz monzonite body and calcsilicate alteration with associated skarn mineralization is variably developed around the margins of the intrusion where in contact with Rabbitkettle calcareous sediments. Pyrite is disseminated locally within the stock and is ubiquitous in the surrounding hornfels.

Intrusion hosted quartz calcite veins and veinlets from 1 to 5 cm in width containing arsenopyrite, pyrite, stibnite and chalcopyrite occupy late fractures in the quartz monzonite. Locally, brecciated and tourmalinized zones are also present within the quartz monzonite. This type of mineralization is best developed near the north eastern margin of the stock and has been previously sampled and assayed for gold (Paul, 1981), returning uniformly low values.

The calc-silicate rocks alteration is best developed, near the periphery of the biotite quartz monzonite, but also occurs along some of the porphyry dyke margins. Sulphide skarns containing arsenopyrite, scorodite and lesser amounts of pyrite have been found in a number of localities, and usually show some degree of brecciation. Banded arsenopyrite-pyrrhotite skarns are also locally developed and are thought to have replaced an interbedded carbonate/argillite host. These skarns are again commonly crackle brecciated, the late veinlets being infilled with sulphide.

Two individual occurrences of skarn mineralization, one at the northern (CAS04-M6-1 to M6-3) and another at the eastern margins (CAS04-M14, 15 & 16) of the Sprague Creek stock (Figure 4, Table 2) were examined and sampled by C. Ash. The occurrence at the north end of the stock occurs on the steep northeast-facing, felsenmeer covered slope that was uncovered by trenching to evaluate a magnetic anomaly identified in the immediate area. Trenching was not successful in identifying mineralized outcrop. However several angular blocks of gossanous sediments with brecciated and banded sulphides were uncovered (Photos 2A, B, C & D), suggesting that it was sourced from somewhere up slope.

At the second occurrence two bedding parallel, 1 to 2 meter wide gossanous zones, roughly 8 to 10 meters apart, occur within the Rabbitkettle Formation (Photos 3A, B & C). At this locality sulphides (arsenopyrite, pyrite, chalcopyrite) form the matrix to brecciated sediments. Marginal to these zones the sediments partial sulphide replacement along bedding planes. Assay results for one of the sampled collected from the mineralized zoned (CAS04-M15, Table2) indicate significantly elevated gold at 3.88 gm/mt.

10. EXPLORATION

Various, soil and rock sampling programs, trenching has been carried out on the property since 1981. Apart from the soil sampling completed by CCH Minerals Ltd., in 1981 the most significant work was completed in 2003 and 2004 by Ryanwood Explorations Inc. Work programs prior to 2003 are documented in reports by Paul (1981), Paul and Rota (1981), Hulstein (1989), and Marsden (2001). Work programs completed in 2003 and 2004 by Ryanwood Exploration Inc. are reported on in this report.

10.1 GPS Grids

A total of 91.2 line kilometres of GPS grid were picketed and flagged over the north central portion of the claim block, following the contact of the biotite-quartz-monzonite with the Rabbitkettle Formation calcareous phyllite. The grid was established in 2003 and 2004 using a Garmin 76 GPS. The grid base line ran east-west and wing lines ran north-south spaced every 100 meters with 25 m stations on the lines. The UTM coordinates for map area 115P-14 did not match field readings using a Garmin 76 GPS using NAD 83 coordinates. There appears to be a systematic error of +/- 150 meters. The grid was geo-referenced to the topography using prominent creek junctions. This discrepancy should be resolved before drilling commences on the property.

The local grid was used to control soil sampling surveys, magnetometer surveys, IP surveys, and for geological mapping control.

10.2 Magnetometer Surveys

A magnetic survey was completed over the entire grid. Two SCINTREX ENVI-MAG units were used. One was used as a portable field unit and one as a base station. Data was corrected at the end of each day for diurnal fluctuations in the magnetic field.

The magnetic relief map is shown in Figure 5. There are two distinct magnetic domains: An area of magnetic high on the northeast portion of the grid and an area of magnetic low on the southwest side of the grid. The sharp break between the two domains most likely represents a fault zone. Paul (1981) speculated that there were two strong north westerly trending faults running up Bolivia and Horseshoe Creek. These lineaments are readily visible on satellite imagery over the area and are parallel to drill defined northwest trending faults on the nearby Ice claims. These structures are often suitable sites for concentrating fluid flow and attendant alteration and veining. A weaker east-west trending structure may also be inferred from the magnetic map.

L 0
L 100 E
L 200 E
L 300 E
L 400 E
L 500 E
L 600 E
L 700 E
L 800 E
L 900 E
L 1000 E
L 1100 E
L 1200 E
L 1300 E
L 1400 E
L 1500 E
L 1600 E
L 1700 E
L 1800 E
L 1900 E
L 1200 N
L 750 N
L 700 N
L 225 N
L 100 N
L 0
L 1550 E
L 1650 E

Figure 5 Magnetometer Survey

10.3 IP Surveys

Geophysical work consisted of 8 line kilometers of 50 m spaced pole dipole induced polarization (IP) survey extending along the northern contact of the biotite monzonite with the Rabbitkettle Formation calcareous phyllite. The survey was completed by Doug Landry of Timmins Ontario. The geophysical work was carried out to determine if the styles of mineralization located on surface could be fingerprinted as a chargeability high, resistivity low, or combination of both. An analysis of the pseudo sections shows chargeability high and a resistivity low following the quartz-monzonite- Rabbitkettle Formation contact. The IP anomalies are also coincident with the defined Au, As, Bi, and Cu soil anomalies along the intrusive contact. Resistivity and Chargeability profiles are shown in Figures 6 and 7.

10.4 Soil Geochemistry

A total of 471 soil samples were collected on grid lines in 2003 and 2004 by Ryanwood Explorations Inc. Samples were collected with either 1 m soil augers or with shovels, depending on the nature of the soil medium. Sampling involved collecting 350-400 grams of soil, generally collected at 60-70 cm depth and placed in Kraft soil bags.

Acme Analytical Laboratories in Vancouver analyzed samples for 35 elements using ICP-MS analytical techniques. The soils were dried and sieved to -80 mesh, and a 15 gm sample split was leached in hot (95oC) Aqua Regia. Every 30th sample was a repeat analysis to check analytical precision. Standards were also run to check instrument precision.

Sample data was plotted for gold, arsenic and bismuth. The arsenic and gold have a fairly good correlation with bismuth, As: 0.671 and Au: 0.567; copper and silver also correlate with bismuth. The soil geochemical data shows a 1500 m by 200 m zone of anomalous gold, arsenic and bismuth following the northern contact of the quartz-monzonite intrusion with the Rabbitkettle Formation calcareous phyllite. (Figures 8-11). Soil analytical data and GPS coordinates are found in Table 2, Appendix A.

10.5 Rock Sampling and Geochemistry

Prior reports and work completed in 2003 and 2004 have reported on a number of rock samples, most of which were collected along the Rabbitkettle sediment-intrusive contact or from sheeted veins within the intrusion. A number samples have reported anomalous gold along with arsenic, bismuth and antimony. A number of sample locations are plotted on Figure 4, and a table of rock sample geochemical data is presented in Appendix A.

FIGURE 6 IP Pseudo Sections Chargeability

Figure 7 IP Pseudo Sections Resistivity

Gold Soil Anomaly
Blue Area is RabbitKettle Formation Calcareous phyllite
Yellow is a Dike Swarm
Red is a Tombstone Intrusion called
Sprague Creek Stock
0
250
500
meters
Mahtin 2004 Soil
Gold ppb
100 to 1,350 (42)
75 to 100 (11)
40 to 75 (35)
0 to 40 (758)
Geology by B.Paul CCH Joint Venture 1981

International Gold Resources Inc.

Mahtin Property
Au in soil

Aurum Geological Consultants Inc.

Scale as shown		Date: May 2006
N.T.S.: 115P/15	Drawn: JvR	Figure: 8

Figures 8 Gold in soils

Arsenic Soil Anomaly
Blue Area is RabbitKettle Formation-Calcareous phyllite
Yellow is a Dike Swarm
Red is a Tombstone Intrusion called
Sprague Creek Stock
Mahtin 2004-03 Soil
Arsenic ppm
500 to 10,000
250 to 500
100 to 250
20 to 100
0
250
500
meters
Geology by B.Paul CCH Joint Venture 1981

International Gold Resources Inc.

Mahtin Property
As in soil

Aurum Geological Consultants Inc.

Scale as shown		Date: May 2006
N.T.S.: 115P/15	Drawn: JvR	Figure: 9

Figure 9 Arsenic in soils

Bismuth Soil Anomaly
Blue Area is RabbitKettle Formation-Calcareous phyllite
Yellow is a Dike Swarm
Red is a Tombstone Intrusion called
Sprague Creek Stock
0
250
500
meters
Geology by B.Paul CCH Joint Venture 1981
Mahtin 04-03 Soil
Bismuth ppm
10 to 169
5 to 10
3 to 5
0 to 3

International Gold Resources Inc.

Mahtin Property
Bi in soil

Aurum Geological Consultants Inc.

Scale as shown		Date: May 2006
N.T.S.: 115P/15	Drawn: JvR	Figure: 10

Figure 10 Bismuth in Soils

Dike Swarm
Sprague Creek Stock
300 Meters
Scale

Mahtin Claims

Mahtin 03-04 Soil
Gold ppb

- ■ 100 to 408
- ● 75 to 100
- ★ 40 to 75
- • 1 to 40

International Gold Resources Inc.		
Mahtin Property Au in soil & Magnetic Survey		
Aurum Geological Consultants Inc.		
Scale as shown		Date: May 2006
N.T.S.: 115P/15	Drawn: JvR	Figure: 11

Figure 11 Gold in soils and Magnetic Survey

11. SAMPLING METHOD and APPROACH

Samples types collected on the claims have been primarily soil samples and rock samples as either grabs or chip samples. Where soil development allowed, most samples were collected from B-Horizon soil. On steeper rocky talus slopes, the sample material collected would be better called talus fine material. Rock samples were collected using a rock hammer to collect a 1-2 kg sample from exposed rock.

12. SAMPLE PREPARATION, ANALYSES AND SECURITY

All rock and soil samples collected in 2003 and 2004 were prepared and analyzed by Acme Analytical Laboratories (Acme) in Vancouver, B.C. All final assay certificates received were approved and signed by C. Leong, a certified B.C. assayer. Prior to dispatch from the property, all samples were placed in rice bags by personnel and secured with tamper resistant ties. The samples were then transported to Dawson City and then shipped through Whitehorse to Vancouver.

12.1 Preparation and Analytical Techniques

Preparation of soil samples involved air drying and sieving to -80 mesh. Analytical techniques for soils were ICP-MS. A 15 gm ample split was leached in hot (95oC) Aqua Regia.

12.2 Quality Control

Quality control procedures on soil and rock analytical data consisted of standardized soil and rock sampling techniques. Acme Analytical Laboratories Ltd., ran internal check analyses on soil rock samples submitted by running one standard and one re-run for every 30 samples submitted. Correlation between original and check assays was generally very good.

13. DATA VERIFICFATION

Some prior sampling and reporting on the property was completed prior to 2001, and the effective date of NI 43-101. There was no QA/QC of sampling methodology discussed in any geological report that the authors have reviewed. On this type of deposit model, gold mineralization is associated with arsenopyrite and bismuthinite on dry fractures and in quartz veins or occasionally as disseminations. Visible arsenopyrite is commonly obvious in the areas sampled. All technical reports of exploration programs reviewed for this report were managed and reported on by qualified geologists.

The author's have no reason to believe that the data as presented is not an accurate representation of facts at this stage of exploration on the Mahtin Property.

14. ADJACENT PROPERTIES

The Mahtin property shares its northern boundary with the THORR claims, a block of 6 wide linear claims controlled by Regent Ventures Limited, and northeast of these, the ICE claims controlled by Acero-Martin Explorations Inc., Both properties have seen extensive exploration activities including mapping, soil and rock sampling, core and RC drilling, magnetometer and IP surveys. The ICE Claims have been worked as early as the mid 1920's and have been held under claim and worked since the continuously since 1988.

The Jethro Zone on the Ice claims has drill outlined a significant area of low grade (+/- 1 gm/t Au) gold mineralization. Gold is found in a zone of sheeted quartz-arsenopyrite-pyrite and pyrrhotite veinlets along a shear zone-fault within the intrusion. On the Saddle Zone on the adjoining Regent Ventures property to the north, drilling has indicated gold in sheeted quartz veins localized along a major northwest trending structure.

15. MINERAL PROCESSING AND METALLURGICAL TESTING

There has been no mineral processing or metallurgical testing completed to date on the mineralization on the Mahtin Property.

16. MINERAL RESOURCE AND RESERVE ESTIMATE

There is no an identified mineral reserve or resources on the Mahtin Property. The property is at an early exploration stage with multiple soil, rock, geochemical anomalies.

17. OTHER RELEVANT DATA AND INFORMATION

There is to the author's knowledge no additional data or information, of either a positive or negative aspect, that would change the data presented or the contained recommended program.

18. INTERPRETATION AND CONCLUSIONS

The Mahtin property is an excellent exploration target for Tombstone Suite plutonic related gold mineralization. The property has significant and widespread gold, arsenic, bismuth, with secondary copper, tungsten, silver, and tin soil and rock geochemical anomalies. The property has seen very limited exploration efforts prior to 2003 when the ground was acquired by Shawn Ryan of Dawson City.

Geochemical soil anomalies are clustered along the northern contact of the quartz-monzonite intrusion with Rabbitkettle Formation calcareous phyllite. There is a good correlation between geology, geochemistry, IP and Magnetometer surveys along this contact and at this stage, the property would best be drill tested.

19. RECOMMENDATIONS

The property is under explored and warrants a minimum of 3000 feet (1000 meter) core drilling program. The drill program should consist of five drill sites with 2-3 holes fanned off of each site. Fewer sites would reduce the requirement for helicopter moves and reduce costs.

The drilling should focus on the coincident geological, geochemical, magnetic, and IP anomalies associated with the Sprague Creek intrusion and particularly along the well defined contact between the intrusion and the Rabbitkettle Formation calcareous phyllite and associated skarn zones.

A recommended airborne magnetic and radiometric survey should be considered but only if adjoining land holders would consider a jointly funded survey to reduce individual company costs.

A detailed budget for a 1000 m (3000') drill program is provided in the following section.

19.1 Proposed 2006 Exploration Budget

Respectfully submitted;

"R. Allan Doherty, P.Geo."

"Signature"

"Seal"

May 08, 2006

"C. Ash, P. Geo."

"Signature"

"Seal"

May 08, 2006

20. REFERENCES

Bostock, H.S., 1964. Map 1 143A, Geology, McQuesten, Yukon Territory: NTS 11 5P, Geological Survey of Canada, 1:253,440 scale.

Deklerk , R. and Traynor, S. (compilers), 2005. Yukon Minfile 2005. Yukon Geological Survey, CD-ROM.

Emond, D.S., 1986. Tin and Tungsten Veins and Skarns in the McQuesten River Area, Central Yukon: in Yukon Geology, Vol.1; Exploration and Geological Services Division, Yukon, Indian and Northern Affairs Canada, p. 113-118

Goldfarb, R. C. Hart, M. Miller, L. Miller C.L. Farmer, and D. Groves, 2000. The Tintina Gold Belt - A Global Perspective in Tucker, T.L., and Smith, M.L. technical chairs, The Tintina Gold Belt: Concepts, Exploration, and Discoveries, Special Volume 2, British Columbia and Yukon Chamber of Mines.

Hart, C.J., McCoy, D.T., Goldfarb, R.J., Smith, M., Roberts, P., Hulstein, R., Bakke, A.A., and Bundtzen, T.K., 2002, Geology, Exploration, and Discovery in the Tintina Gold Province, Alaska and Yukon: Society of Economic Geologists Special Publication 9, p. 214-274.

Hulstein, R., 1989. Geological and Geochemical Assessment Report on the Mahtin1-20 Claims: M.J. Moreau Enterprises Ltd. Assessment Report #092793

Paul, B., 1981. Geological and Geochemical Surveys, Mahtin Claims 1-24' CCH Resources Limited, NTS 11 5P-1 5, Dawson Mining District, D.LA.N.D. Assessment Report #090808, April 7, 1981.

Paul, B., Rota, D., 1981. Geochemical Survey, August 4-7, 1981, Mahtin Claims 25-32: CCH Minerals Ltd., NTS 1.15P-15, Dawson Mining District, D.LA.N.D. Assessment Report #090956, December 15, 1981.

Hornbrook, E.H.W. and Friske, P.W.B,, 1988. Regional Stream Sediment and Water Geochemical Data, Central Yukon: NTS 11 5P, part of 105M, Geological Survey of Canada, Open File 1650, 1:250,000 scale.

Marsden, H., 2001. Assessment Report Prospecting, mapping and sampling on the Mahtin 1-20 Claims. Assessment Report #094252

Murphy, D. C., 1997. Geology of the McQuesten River Region, North McQuesten and Mayo Map Areas, Yukon Territory (115P/14, 15,16; 105M/13, 14)Exploration and Geological Services Division, Yukon Region, Bulletin # 6

Murphy, D.C., Heon, D., and Hunt, J., 1993. Geology of Clear Creek map area, Yukon (NTS 115P/14). Exploration and Geological Services Division, Yukon, Indian and Northern Affairs Canada, Open-File 1993-1, scale 1:50000.

Murphy, D.C. and Heon, D., 1994. Geological overview of Sprague Creek map area, Western Selwyn Basin. in Yukon Exploration and Geology 1993; Exploration and Geological Services Division, Yukon, Indian and Northern Affairs Canada.

Murphy, D.C. and Heon, D., 1996. Geological Map of Sprague Creek Area, Western Selwyn Basin, Yukon, NTS 115P/15, Geoscience Map 1996-2, Indian and Northern Affairs Canada, Exploration and Geological Services Division, Yukon Region.

Tempelman-Kluit, D.J., 1981. Geology and Mineral Deposits of Southern Yukon: in Yukon Geology and Exploration 1979-80; Geology Section, Department of Indian and Northern Affairs, Whitehorse Yukon.

21. CERTIFICATE OF QUALIFICATIONS (RAD)

I, R. Allan Doherty, hereby certify that:

  I am a consulting mineral exploration geologist with AURUM GEOLOGICAL CONSULTANTS INC., 106A Granite Road, Whitehorse, Yukon, Y1A 2V9.
  I am a graduate of the University of New Brunswick, with a degree in geology (Hons. B.Sc., 1977). I attended graduate school at Memorial University of Newfoundland, 1978-80. I have been involved in geological mapping and mineral exploration primarily in the Yukon continuously since 1980.
  I am a "Qualified Person" as defined in Sec 1.2 of National Instrument 43-101.
  I am a member in good standing of the Association of Professional Engineers and Geoscientists of the Province of British Columbia, Registration No. 20564, and have been registered as a Professional Geologist since 1993.
  I am co-author of this report on the Mahtin Property. The report is based on field work conducted in 2003-2004 under the author's supervision and on published assessment reports and company files.
  I am the author of all sections of this report except Sections 7.2 and 9.0 Property Geology, and Mineralization.
  I am not aware of any material fact or material change with respect to the subject matter of this technical report, which is not reflected in the technical report, the omission to disclose makes the technical report misleading.
  I am independent of the Issuer and have no direct or indirect interest in the properties or securities of International Gold Resources Inc., or affiliated companies, nor do I expect to receive any.
  I have had direct involvement with the exploration programs conducted on the area discussed in this report both for prior property owners and International Gold Resources Inc. I visited the property in September 2003. I am familiar with the Tombstone gold deposit model and have experience writing Qualifying Reports and conducting evaluations of mineral properties.
  I have read National Instrument 43-101 and Form 43-101F and have prepared this technical Report on the Mahtin Property in compliance with this Instrument and Form 43-101F1.

"R. Allan Doherty, P. Geo."

"Signature"

"Seal"

May 8, 2006

22. CERTIFICATE OF QUALIFICATIONS (CHA)

I, Chris H. Ash, do hereby certify that:

  I am a consulting mineral exploration geologist with CASH GEOLOGICAL CONSULTING, 405-1350 Stanley Avenue, Victoria, B.C., V8S 3S7.
  I am a geologist with more than twenty years of field experience.
  I graduated from Memorial University of Newfoundland with a Honours B.Sc. Degree in geology in 1985 and obtained an M.Sc. Degree in geology from the same university in 1991.
  As a Project Geologist, I conducted geological mapping and mineral deposits research for the British Columbia Geological Survey throughout the province of British Columbia for 13 years from 1989 to 2002.
  I am a Professional Geoscientist (P.Geo.) and a member in good standing with the Association of Professional Engineers and Geoscientists of the Province of British Columbia (Registration No. 20015) and also a "Qualified Person" as defined in Section 1.2 of National Instrument 43-101.
  I am a member in good standing with the Society of Economic Geologists.
  I co-authored this report on the Mahtin property with R. Allan Doherty, P.Geo. The report is based on a compilation of 2002 and earlier exploration data, a property visit in August 2004.
  I am the author of Sections 7.2 and 9.0 of this report.
  I have had direct involvement with the exploration programs conducted on the Mahtin property for International Gold Resources Inc. I conducted property examination over a 2 and 1/2 day period from August 13-17th, 2004.
  I am not aware of any material fact or material change with respect to the subject matter of this technical report, which is not reflected in the technical report; the omission to disclose makes the technical report misleading.
  I am independent of the Issuer and have no direct or indirect interest in the properties or securities of International Gold Resources Inc., or affiliated companies, nor do I expect to receive any.
  I have read National Instrument 43-101 and Form 43-101F and have prepared this technical Report on the Mathin property in compliance with this Instrument and Form 43-101F1.

Chris H. Ash, P. Geo."

"Signature"

"Seal"

May 08, 2006

APPENDIX A

SOIL AND ROCK GEOCHEMICAL DATA

PROPERTY PHOTOGRAPHS

TABLE 3. MAHTIN SOIL SAMPLE ASSAY DATA

Sample ID & Grid Coordinates	LOCATION UTM Coordinates NAD83-Zone8		Au	Th	Sr	Cd	Sb	Bi	V	Ca	P	La	Cr	Mg
	Easting	Northing												
MT100E-300S	409885	7088091	9.9	4.3	97	0.6	2.7	1.3	81	1.98	0.071	18	39.2	1.18
MT100E-300N	409910	7088693	15.4	4.7	78	0.5	1.4	2.3	42	1.51	0.090	21	31.2	0.55
MT100E-275N	409911	7088667	6.3	6.2	54	0.4	1.2	1.5	42	0.90	0.070	18	27.9	0.47
MT100E-250N	409914	7088645	16.3	6.5	53	0.4	1.2	0.4	47	0.96	0.088	20	29.2	0.50
MT100E-225N	409908	7088615	5.0	5.6	54	0.5	1.4	0.6	58	0.89	0.084	19	34.9	0.61
MT100E-200N	409913	7088588	4.4	4.4	36	0.4	1.9	1.0	49	0.58	0.076	16	32.0	0.52
MT1000E-800N	410823	7089162	29.1	7.7	74	0.5	3.2	4.1	47	0.55	0.070	33	29.9	0.87
MT1000E-750N	410822	7089116	2.6	5.4	35	0.3	1.0	0.8	46	0.39	0.053	23	26.4	0.56
MT1000E-700N	410821	7089069	11.0	6.2	39	0.3	2.1	1.5	45	0.40	0.057	23	26.7	0.54
MT1000E-675N	410820	7089038	10.5	8.0	80	0.5	1.5	1.1	45	1.30	0.045	32	31.0	0.68
MT1000E-650N	410819	7089015	13.9	3.6	65	0.4	1.4	0.8	34	1.39	0.052	19	21.9	0.47
MT1000E-625N	410819	7088991	51.8	4.4	61	0.9	3.3	26.0	37	1.28	0.041	21	20.8	0.63
MT1000E-600N	410820	7088970	27.9	8.2	41	0.3	27.0	6.9	34	1.17	0.136	46	23.9	0.30
MT1000E-575N	410830	7088944	179.1	8.8	68	1.8	76.3	17.0	26	1.35	0.115	44	20.6	0.80
MT1000E-550N	410822	7088915	97.8	5.8	53	1.1	114.9	6.8	33	0.96	0.105	34	21.7	0.78
MT1000E-525N	410821	7088892	585.7	3.9	61	1.6	155.5	28.2	28	1.36	0.115	25	20.0	0.52
MT1000E-500N	410821	7088874	18.8	1.3	23	0.3	8.4	4.9	45	0.23	0.067	16	24.1	0.34
MT1000E-475N	410816	7088844	58.8	2.8	27	0.4	59.4	7.9	41	0.33	0.064	26	24.9	0.40
MT1000E-450N	410814	7088820	161.4	8.7	49	0.5	18.6	17.6	48	0.42	0.091	32	30.3	0.48
MT1000E-425N	410817	7088789	47.0	7.3	30	0.4	9.2	3.9	51	0.32	0.082	31	32.1	0.47
MT1000E-400N	410812	7088766	86.8	7.3	32	0.5	38.0	27.7	48	0.29	0.074	33	29.5	0.46
MT000E-450S	409793	7087947	1.5	7.8	26	0.3	1.6	0.3	47	0.44	0.077	26	29.6	0.55
MT000E-425S	409791	7087969	4.5	5.2	33	0.2	1.6	0.3	39	0.44	0.069	17	23.1	0.50
MT000E-400S	409798	7087984	4.7	3.9	45	0.2	1.9	0.5	45	0.91	0.068	18	28.1	0.73
MT000E-375S	409796	7088016	4.8	4.0	67	0.4	3.7	0.6	57	1.54	0.087	18	31.2	0.80
MT000E-350S	409798	7088045	3.4	1.0	103	0.4	3.3	0.2	33	3.41	0.081	5	16.1	0.40
MT000E-325S	409796	7088067	6.4	1.7	96	0.3	2.9	0.3	68	2.57	0.083	11	32.5	1.00
MT000E-300S	409797	7088094	10.1	4.8	90	0.6	1.7	0.4	74	1.59	0.115	16	33.7	1.31
MT000E-275S	409796	7088123	7.6	2.2	90	0.4	2.5	0.5	43	2.51	0.060	17	28.2	0.88
MT000E-250S	409798	7088144	4.9	1.2	96	0.5	2.7	0.6	30	3.14	0.079	14	22.6	0.67
MT000E-225S	409798	7088170	4.5	2.5	90	0.4	2.6	1.5	40	2.14	0.054	22	28.5	0.94
MT000E-200S	409801	7088194	10.0	2.8	131	0.5	2.7	0.6	36	3.56	0.045	16	24.4	0.86
MT000E-175S	409797	7088226	7.5	2.4	102	0.4	3.3	3.7	31	1.82	0.056	21	23.2	0.72
MT000E-150S	409793	7088251	7.2	4.8	86	0.4	4.9	3.6	40	1.13	0.045	23	26.7	0.71
MT000-400N	409811	7088790	377.2	10.1	53	0.9	2.8	58.4	40	0.76	0.070	43	26.9	0.38
MT000-375N	409807	7088773	5.5	2.6	42	0.4	1.0	0.5	45	0.97	0.050	15	25.8	0.43
MT000-350N	409801	7088748	5.3	2.7	50	0.3	0.7	0.2	46	1.17	0.051	16	30.1	0.46
MT000-325N	409812	7088721	1.2	2.4	71	0.3	0.9	0.2	39	1.76	0.066	17	26.2	0.45
MT000-300N	409807	7088701	2.9	4.7	41	0.3	0.9	0.2	45	1.00	0.053	20	26.3	0.47
MT000-275N	409807	7088670	2.9	5.2	128	0.6	1.3	0.2	42	3.22	0.097	22	26.9	0.52
MT000-250N	409810	7088642	9.1	4.5	63	2.8	1.7	0.5	45	0.95	0.059	18	27.4	0.64
MT000-200N	409807	7088589	4.2	5.2	65	0.3	1.5	0.5	61	0.95	0.072	20	55.0	0.88

Aurum Geological Consultants Inc. and CASH Geological Consulting

TABLE 3. MAHTIN SOIL SAMPLE ASSAY DATA

Sample ID & Grid Coordinates	LOCATION UTM Coordinates NAD83-Zone8 Easting	Northing	Ba	Ti	B	Al	Na	K	W	Hg	Sc	Tl	S	Ga	Se
MT100E-300S	409885	7088091	205	0.086	4	2.15	0.065	0.09	0.6	0.07	4.4	0.2	0.06	7	1.7
MT100E-300N	409910	7088693	273	0.046	3	2.01	0.086	0.07	0.6	0.07	3.5	0.1	0	7	0.6
MT100E-275N	409911	7088667	265	0.046	1	1.71	0.068	0.06	0.5	0.05	3.5	0.1	0	6	0.0
MT100E-250N	409914	7088645	245	0.054	2	1.74	0.064	0.06	0.5	0.05	3.7	0.1	0	6	0.0
MT100E-225N	409908	7088615	291	0.059	2	2.04	0.060	0.08	0.3	0.06	4.5	0.2	0	6	0.5
MT100E-200N	409913	7088588	284	0.045	1	1.83	0.027	0.07	0.3	0.03	4.0	0.1	0	6	0.0
MT1000E-800N	410823	7089162	166	0.048	2	1.72	0.025	0.11	0.4	0.04	5.5	0.2	0	6	0.0
MT1000E-750N	410822	7089116	306	0.065	1	1.81	0.028	0.09	0.3	0.04	3.3	0.2	0	6	0.6
MT1000E-700N	410821	7089069	219	0.057	1	2.02	0.026	0.08	0.7	0.03	3.2	0.2	0	6	0.5
MT1000E-675N	410820	7089038	326	0.062	3	2.81	0.089	0.08	0.4	0.05	4.2	0.3	0	7	0.5
MT1000E-650N	410819	7089015	210	0.039	3	1.72	0.058	0.06	0.5	0.05	2.5	0.2	0.06	5	0.5
MT1000E-625N	410819	7088991	187	0.046	3	1.49	0.038	0.09	0.3	0.07	3.2	0.2	0	5	0.6
MT1000E-600N	410820	7088970	164	0.007	2	1.39	0.032	0.03	0.3	0.08	5.4	0.2	0	5	0.6
MT1000E-575N	410830	7088944	1285	0.012	8	1.59	0.019	0.18	0.4	0.06	6.1	0.3	0	5	0.0
MT1000E-550N	410822	7088915	810	0.017	6	1.58	0.017	0.09	0.6	0.04	5.0	0.2	0	5	0.0
MT1000E-525N	410821	7088892	331	0.024	11	1.49	0.030	0.13	0.5	0.09	3.8	0.4	0.19	5	1.4
MT1000E-500N	410821	7088874	157	0.035	2	1.78	0.010	0.05	0.6	0.07	2.0	0.2	0.06	7	0.6
MT1000E-475N	410816	7088844	192	0.028	2	1.61	0.017	0.06	1.3	0.09	2.5	0.2	0	6	0.7
MT1000E-450N	410814	7088820	261	0.067	1	1.83	0.019	0.10	3.8	0.06	3.8	0.2	0	7	1.3
MT1000E-425N	410817	7088789	248	0.069	1	1.52	0.014	0.08	4.2	0.05	3.1	0.2	0	5	0.5
MT1000E-400N	410812	7088766	333	0.049	1	1.82	0.012	0.06	3.8	0.06	3.5	0.2	0	6	1.2
MT000E-450S	409793	7087947	175	0.068	1	1.30	0.015	0.07	0.8	0.02	3.0	0.2	0	5	0.5
MT000E-425S	409791	7087969	166	0.055	1	1.13	0.019	0.07	0.5	0.03	2.8	0.1	0	4	0.0
MT000E-400S	409798	7087984	172	0.059	3	1.48	0.025	0.06	1.0	0.06	3.2	0.2	0	5	1.1
MT000E-375S	409796	7088016	294	0.068	2	1.65	0.032	0.07	0.6	0.06	3.4	0.2	0.08	6	1.5
MT000E-350S	409798	7088045	212	0.028	5	0.88	0.016	0.04	0.1	0.10	1.5	0.1	0.26	3	1.6
MT000E-325S	409796	7088067	245	0.057	5	1.77	0.037	0.07	0.2	0.06	2.7	0.2	0.16	6	2.1
MT000E-300S	409797	7088094	305	0.071	3	2.31	0.046	0.18	0.2	0.05	3.8	0.2	0.06	8	1.3
MT000E-275S	409796	7088123	231	0.039	7	1.81	0.049	0.06	0.3	0.06	2.6	0.2	0.1	6	1.5
MT000E-250S	409798	7088144	252	0.024	6	1.44	0.037	0.05	0.2	0.08	1.8	0.2	0.13	5	1.5
MT000E-225S	409798	7088170	245	0.041	5	1.95	0.053	0.07	0.9	0.07	2.9	0.3	0.07	7	1.4
MT000E-200S	409801	7088194	230	0.040	5	1.68	0.049	0.06	0.5	0.05	2.7	0.2	0	6	0.6
MT000E-175S	409797	7088226	212	0.026	3	1.75	0.048	0.05	1.1	0.05	2.8	0.1	0	6	1.0
MT000E-150S	409793	7088251	197	0.037	3	1.84	0.049	0.07	0.7	0.03	3.9	0.1	0	6	1.0
MT000-400N	409811	7088790	169	0.038	2	1.54	0.044	0.06	1.0	0.04	3.8	0.1	0	5	3.3
MT000-375N	409807	7088773	168	0.038	2	1.84	0.033	0.06	0.3	0.05	2.8	0.1	0	6	0.5
MT000-350N	409801	7088748	253	0.031	2	2.20	0.060	0.05	0.2	0.06	3.0	0.1	0	6	0.0
MT000-325N	409812	7088721	294	0.034	3	1.71	0.077	0.08	0.2	0.05	2.7	0.1	0	5	0.8
MT000-300N	409807	7088701	236	0.048	2	1.33	0.041	0.06	0.4	0.04	3.1	0.1	0	4	0.0
MT000-275N	409807	7088670	249	0.053	4	2.06	0.100	0.09	0.6	0.05	2.8	0.1	0	7	0.0
MT000-250N	409810	7088642	252	0.052	2	1.88	0.062	0.07	0.4	0.04	3.5	0.2	0	6	0.8
MT000-200N	409807	7088589	292	0.080	2	2.40	0.078	0.12	0.3	0.03	4.2	0.2	0	8	0.7

Aurum Geological Consultants Inc. and CASH Geological Consulting

Red
Mountain

Photo 1. Looking NNE across the Mahtin property (foreground) toward the Red Mountain Property

Photo 2. Looking southeast along Bolivia Creek, across sediment intrusive contact which is highlighted by the gossanous zone along the creek behind camp.

B
C
CAS04-M15 Assay Sample
A

Photo 3.A. Bedding parallel sulphide replacement zone with Rabbitkettle formation limy sediments near contact with intrusive rocks in the poorly exposed area to the right.
B. Area of partial sulphide replacement paralleling bedding proximal to the intensely altered zone.
C. Sulphide in gossanous and brecciated sediment (3.88 g/t Au in Assay, CAS04-15)

B
C
A
D

Photo 2.A. Pit excavated through steep felsenmeer slope to test magnetic anomaly.
B. Angular talus of banded and brecciated arsenopyrite-pyrrhotite skarn
C. Banded arsenopyrite-pyrrhotite skarn (Assays CAS04-M6 1&2)
E. View of pit in steep felsenmeer slope take from the air.